Exhibit 31.4

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, M. Glenn Miles, the Chief Financial Officer of Cancer Genetics, Inc. certify that:

1. I have reviewed this Amendment No. 1 to the quarterly report on Form 10-Q of Cancer Genetics, Inc. for the fiscal quarter ended March 31, 2020; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated this 6th day of July 2020.

By:	/s/ M. Glenn Miles
M. Glenn Miles
Chief Financial Officer (Principal Financial and Accounting Officer)